Exhibit 10.1

INTEC PHARMA LTD.

$75,000,000

ORDINARY SHARES

SALES AGREEMENT

February 28, 2019

Cowen and Company, LLC

599 Lexington Avenue

New York, NY 10022

Ladies and Gentlemen:

Intec Pharma Ltd., a company organized and existing under the laws of the State of Israel, public company number 513022780 (the “Company”), confirms its agreement (this “Agreement”) with Cowen and Company, LLC (“Cowen”), as follows:

1.                Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through Cowen, acting as agent and/or principal, shares (the “Placement Shares”) of the Company’s ordinary shares, no par value per share (the “Ordinary Shares”), having an aggregate offering price of up to $75,000,000. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the number of Ordinary Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and Cowen shall have no obligation in connection with such compliance. The issuance and sale of Ordinary Shares through Cowen will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement (as defined below) to issue the Placement Shares.

The Company has filed or will file, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3, including a base prospectus, relating to certain securities, including the Ordinary Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Placement Shares (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company has furnished to Cowen, for use by Cowen, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act regulations (“Rule 433”), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”).

2.                Placements. Each time that the Company wishes to issue and sell any Placement Shares hereunder (each, a “Placement”), it will notify Cowen by email notice (or other method mutually agreed to in writing by the parties) (a “Placement Notice”) containing the parameters in accordance with which it desires the Placement Shares to be sold, which shall at a minimum include the number or dollar amount of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one Trading Day (as defined in Section 3) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters necessary is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from Cowen set forth on Schedule 2, as such Schedule 2 may be amended from time to time. The Placement Notice shall be effective upon receipt by Cowen unless and until (i) in accordance with the notice requirements set forth in Section 4, Cowen declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares thereunder have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Company suspends or terminates the Placement Notice, in its sole discretion, (iv) the Company issues a subsequent Placement Notice, in its sole discretion, with parameters superseding those on the earlier dated Placement Notice, or (v) this Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to Cowen in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor Cowen will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to Cowen and Cowen does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3.                Sale of Placement Shares by Cowen. Subject to the terms and conditions herein set forth, upon the Company’s delivery of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, Cowen, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Stock Market, Inc. (“Nasdaq”) to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. Cowen will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the volume-weighted average price of the Placement Shares sold, and the Net Proceeds (as defined below) payable to the Company. Subject to the terms of the Placement Notice, Cowen may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including without limitation sales made through Nasdaq or on any other existing trading market for the Ordinary Shares. Cowen shall not purchase Placement Shares for its own account as principal unless expressly authorized to do so by the Company in a Placement Notice and permitted by applicable law. The Company acknowledges and agrees that (i) there can be no assurance that Cowen will be successful in selling Placement Shares, and (ii) Cowen will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by Cowen to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, “Trading Day” means any day on which the Company’s Ordinary Shares are purchased and sold on the principal market on which the Ordinary Shares are listed or quoted.

4.                Suspension of Sales.

(a)       The Company or Cowen may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a suspension is in effect any obligation under Section 7(m), 7(n) and 7(o) with respect to delivery of certificates, opinion, or comfort letters to Cowen, shall be waived. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time.

(b)       Notwithstanding any other provision of this Agreement, during any period in which the Company is in possession of material non-public information, the Company and Cowen agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares, and (iii) Cowen shall not be obligated to sell or offer to sell any Placement Shares.

(c)       If either Cowen or the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Ordinary Shares, it shall promptly notify the other party, and Cowen may, at its sole discretion, suspend sales of the Placement Shares under this Agreement.

(d)       Notwithstanding any other provision of this Agreement, during any period in which the Registration Statement is no longer effective under the Securities Act, the Company shall promptly notify Cowen, the Company shall not request the sale of any Placement Shares, and Cowen shall not be obligated to sell or offer to sell any Placement Shares.

5.                Settlement.

(a)  Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date” and the first such settlement date, the “First Delivery Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by Cowen at which such Placement Shares were sold, after deduction for (i) Cowen’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to Cowen hereunder pursuant to Section 7(g) (Expenses) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(b)  Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting Cowen’s or its designee’s account (provided Cowen shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form. On each Settlement Date, Cowen will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver duly authorized Placement Shares on a Settlement Date through no fault of Cowen, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) (Indemnification and Contribution) hereto, it will (i) hold Cowen harmless against any loss, claim, damage, or reasonable documented expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to Cowen, without duplication, any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

6.                Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Cowen that, unless such representation or warranty specifies a different time, as of the date of this Agreement, each Representation Date (as defined in Section 7(m)), each date on which a Placement Notice is given, and any date on which Placement Shares are sold hereunder:

(a)  Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, contemplated or threatened by the Commission. The Company meets the requirements for use of Form S-3 under the Securities Act. The sale of the Placement Shares hereunder meets the requirements of General Instruction I.B.1 of Form S-3.

(b) No Misstatement or Omission. The Prospectus when filed complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act. Each of the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus and any post-effective amendments or supplements thereto, at the time it became effective or its date, as applicable, complied and as of each of the Settlement Dates, if any, complied in all material respects with the Securities Act and did not and, as of each Settlement Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, did not and, as of each of the Settlement Dates, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to Cowen furnished to the Company in writing by Cowen expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(c) Offering Materials Furnished to Cowen. The Company has delivered or made available to Cowen one complete copy of the Registration Statement and a copy of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus, as amended or supplemented, in such quantities and at such places as Cowen has reasonably requested.

(d) Emerging Growth Company. The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(e) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of Cowen’s distribution of the Placement Shares, any offering material in connection with the offering and sale of the Placement Shares other than the Prospectus or the Registration Statement.

(f) The Sales Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(g) Authorization of the Ordinary Shares. The Placement Shares will be duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

(h)  No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(i)  Preparation of the Financial Statements. The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission or incorporated by reference as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”), consistently applied throughout the periods involved, otherwise as noted therein. The summary and selected financial data included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Registration Statement and Prospectus. The pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance in all material respects with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(j) Independent Accountants.  Kesselman & Kesselman, Certified Public Accountant (Israel), a member firm of PricewaterhouseCoopers International Limited (the “Auditor”), whose reports are filed with the Commission or incorporated by reference as a part of the Registration Statement and the Prospectus, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act.

(k) Incorporation and Good Standing of the Company and its Subsidiaries. The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary”), has been duly organized and is validly existing as a corporation in good standing (where such concept is recognized in the relevant jurisdiction) under the laws of its jurisdiction of incorporation or formation. The Company has the power and authority (corporate or otherwise) to carry on its business as is currently being conducted and as described in the Registration Statement and the Prospectus, and to own, lease and operate its properties. All of the issued shares of capital stock of, or other ownership interests in, each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. To the extent the Company has only one subsidiary, references to “subsidiaries” herein shall mean “subsidiary”.

(l) Ineligible Issuer. The Company currently is not an “ineligible issuer,” as defined in Rule 405 of the rules and regulations of the Commission. The Company agrees to notify Cowen promptly upon the Company becoming an “ineligible issuer.”

(m) Intellectual Property.[1] The Company and its subsidiaries own or possess the valid right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, "Intellectual Property Assets") necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the Prospectus. The Company and its subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to their knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. To the knowledge of the Company, the Company and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard in all material respects its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company's right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.

[1] Note to MWE: Please contact Cooley IP to discuss materiality qualifiers in this Section.

(n) Consents and Permits. Except as disclosed in the Registration Statement and the Prospectus, and except with respect to the consent of the Israeli Innovation Authority (“IIA”) to be obtained in connection with the offering of the Placement Shares and the required filings with the Israeli Registrar of Companies, the Company and its Subsidiaries have made all filings, applications and submissions required by, possesses and is operating in compliance with, all approvals, licenses, certificates, certifications, clearances, consents, grants, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign Governmental Authority (as defined in Section 21(b)) (including, without limitation, the United States Food and Drug Administration (the “FDA”), the United States Drug Enforcement Administration or any other foreign, federal, state, provincial, court or local government or regulatory authorities including self-regulatory organizations engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials) necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Registration Statement and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure to be in compliance would not have a Material Adverse Effect; all of the Permits are valid and in full force and effect, except where any invalidity, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. To the extent required by applicable laws and regulations of the FDA, the Company or the applicable Subsidiary has submitted to the FDA an Investigational New Drug Application or amendment or supplement thereto for each clinical trial it has conducted or sponsored or is conducting or sponsoring; all such submissions were in material compliance with applicable laws and rules and regulations when submitted and no material deficiencies have been asserted by the FDA with respect to any such submissions.

(o) Regulatory Filings. Except as disclosed in the Registration Statement and the Prospectus, and except with respect to the consent of the IIA to be obtained in connection with the offering of the Placement Shares, neither the Company nor any of its Subsidiaries has failed to file with the applicable Governmental Authorities (including, without limitation, the FDA, or any foreign, federal, state, provincial or local Governmental Authority performing functions similar to those performed by the FDA) any required filing, declaration, listing, registration, report or submission, except for such failures that, individually or in the aggregate, would not have a Material Adverse Effect; except as disclosed in the Registration Statement and the Prospectus, all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions, except for any deficiencies that, individually or in the aggregate, would not have a Material Adverse Effect. The Company has operated and currently is, in all material respects, in compliance with the United States Federal Food, Drug, and Cosmetic Act, all applicable rules and regulations of the FDA and other federal, state, local and foreign Governmental Authority exercising comparable authority. The Company has no knowledge of any studies, tests or trials not described in the Prospectus the results of which reasonably call into question in any material respect the results of the studies, tests and trials described in the Prospectus.

(p) Clinical Studies. The preclinical studies and tests and clinical trials described in the Prospectus were, and, if still pending, are being conducted in all material respects in accordance with the experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; the descriptions of such studies, tests and trials, and the results thereof, contained in the Prospectus are accurate and complete in all material respects; the Company is not aware of any tests, studies or trials not described in the Prospectus, the results of which reasonably call into question the results of the tests, studies and trials described in the Prospectus; and the Company has not received any written notice or correspondence from the FDA or any foreign, state or local Governmental Authority exercising comparable authority or any institutional review board or comparable authority requiring the termination, suspension, clinical hold or material modification of any tests, studies or trials.

(q) Real Property. The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as would not reasonably be expected to have a Material Adverse Effect. All property held under lease by the Company and its subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as would not reasonably be expected to have a Material Adverse Effect.

(r) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(s) No Defaults. There is no document, contract or other agreement required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act. Each description of a contract, document or other agreement in the Registration Statement or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement or the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or any subsidiary, as the case may be, in accordance with its terms, except as enforceability thereof may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally, (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, (iii) an implied covenant of good faith and fair dealing, (iv) the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights, (v) consideration of public policy, and (vi) by federal or state securities laws with respect to the provisions regarding indemnity and contribution thereunder. Neither the Company, any of its subsidiaries, nor, to the Company’s knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(t) Statistical and Market Related Data.      The statistical and market related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(u) No Defaults or Violations. Neither the Company nor any of its subsidiaries (i) is in violation of its certificate or articles of incorporation, articles of association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any of its subsidiaries pursuant to any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject, including (A) any instrument of approval granted to any of them by the Israel Innovation Authority (formerly the Office of the Chief Scientist) of the Israeli Ministry of Economy and Industry and (B) any instrument of approval granted to any of them by the Authority for Investment and Development of Industry and the Economy (formerly known as the Investment Center) of the Israeli Ministry of Economy and Industry, and (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(v) Non-Contravention. Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Placement Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the articles of association, charter, by-laws or other organizational documents of the Company or any of its subsidiaries, except (i) to the extent that such breach, violation, conflict, default, or failure to obtain consent is not reasonably likely to result in a Material Adverse Effect, and (ii) for such consents or waivers which have already been obtained and are in full force and effect.

(w) Capitalization. The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Registration Statement and the Prospectus. All of the issued and outstanding Ordinary Shares have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or any of its subsidiaries or any such rights pursuant to its articles of association, charter, by-laws or other organizational documents or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any shares of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such shares. Except as disclosed in the Registration Statement or Prospectus, the exercise price of each option to acquire Ordinary Shares (each, a “Company Stock Option”) is no less than the fair market value of an Ordinary Share as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company (and, if required, by a committee of the Board of Directors of the Company, and the Company’s shareholders) in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company’s financial statements, in accordance with U.S. GAAP and no such grants involved any “back dating,” “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Ordinary Shares and the Placement Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

(x) No Material Actions or Proceedings. There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others.

(y) Necessary Corporate Action. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Placement Shares by the Company.

(z) No Labor Disputes. Neither the Company nor any of its subsidiaries is involved in any labor dispute which reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Company, no such dispute is threatened. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

(aa) Related Party Transactions. No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

(bb) No Price Stabilization or Manipulation. The Company has not taken, nor will it take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares or any security of the Company to facilitate the sale or resale of any of the Placement Shares. The Company has not engaged in any form of solicitation, advertising or other action constituting an offer or a sale under the Israeli Securities Law, 5728-1968, as amended, and the regulations promulgated thereunder in connection with the transactions contemplated hereby which would require the publication of a prospectus in the State of Israel under the laws of the State of Israel.

(cc) Tax Law Compliance. The Company and each of its subsidiaries has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof except in any case in which the failure to so file would not have a Material Adverse Effect, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. To the Company’s knowledge, there are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor, to the Company’s knowledge are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(dd) Listing. Prior to the sale of any Placement Shares hereunder, the Placement Shares will be approved for listing on the NASDAQ Capital Market, subject to each body’s final approval and the payment of listing fees. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or the quotation of the Ordinary Shares on the NASDAQ Capital Market, nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or quotation.

(ee) Company’s Accounting System. The books, records and accounts of the Company and each of its subsidiaries accurately and fairly reflect in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and each of its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(gg) Prohibited Activities. Except as described in the Registration Statement and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(hh) Off-Balance Sheet Arrangements. Except as described in the Registration Statement and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ii) Audit Committee. The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 5605 of the NASDAQ Stock Market and the Israeli Companies Law, 5759-1999, and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 5605 of the NASDAQ Stock Market. The audit committee has reviewed the adequacy of its charter within the past twelve months.

(jj) Sarbanes-Oxley. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any related rules and regulations promulgated by the Commission, and all corporate governance requirements under applicable NASDAQ regulations, and has no reason to believe that it will not be able to comply with such provisions. There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged or proposes to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective business, assets, employees, officers and directors are in full force and effect in all material respects; the Company and each of its subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and the Company has no reason to believe that it and its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied in any material respect.

(ll) Consents. Except for the consent of the IIA to be obtained in connection with the offering of the Placement Shares, each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”) or as may be necessary to qualify the Placement Shares for public offering by Cowen under the state securities or Blue Sky laws and the approval by the NASDAQ Capital Market for the listing of the Placement Shares on the NASDAQ Capital Market) has been obtained or made and is in full force and effect.

(mm) FINRA Matters. There are no associations or affiliations with any members of FINRA among the Company’s officers, directors or, to the knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(nn) Transfer Taxes and Duties. No transaction, stamp or other issuance or transfer taxes or duties, and assuming that Cowen is not otherwise subject to taxation in Israel due to Israeli tax residence or the existence of a permanent establishment in Israel, no capital gain, income, transfer, withholding or other tax or duty is payable in the State of Israel by or on behalf of Cowen to any taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the Placement Shares by the Company; (ii) the purchase from the Company, and the initial sale and delivery by Cowen of the Placement Shares to purchasers thereof; (iii) the holding or transfer of the Placement Shares; (iv) the execution and delivery of this Agreement or any other document to be furnished hereunder; or (v) any combination of the foregoing clauses (i) through (iv).

(oo) Compliance with Environmental Laws. Except as would not have a Material Adverse Effect, (i) the Company and each of its subsidiaries is in compliance with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business; (ii) neither the Company nor any of its subsidiaries has received any notice from any Governmental Authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under other applicable Environmental Laws. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the CER, CLA 1980.

(pp) Company Not an “Investment Company”. The Company is not and, after giving effect to the offering and sale of the Placement Shares and the application of proceeds thereof as described in the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(qq)  No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, employee, agent, affiliate or other person acting on behalf of the Company or any such subsidiary has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government officials or employees, political parties or campaigns, political party officials, or candidates for political office from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable anti-corruption laws, rules, or regulations of any other jurisdiction in which the Company or any such subsidiary conducts business; or (iv) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any person.

(rr) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the U.S. Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority, body or any arbitrator involving the Company or any of its subsidiaries with respect to Anti-Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(ss) Compliance with OFAC.

(A)	Neither the Company nor any of its subsidiaries, nor any director, officer or employee thereof, nor to the Company’s knowledge, any agent, affiliate, representative, or other person acting on behalf of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized, or resident in a country or territory that is the subject of a U.S. government embargo (including, without limitation, Cuba, Iran, North Kora, Sudan, Syria and the Crimea).

(B)	The Company will not, directly or indirectly, use the Net Proceeds, or lend, contribute or otherwise make available such Net Proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is the subject of Sanctions, or in any country or territory that, at the time of such funding or facilitation, is the subject of a U.S. government embargo; or (ii) in any other manner that will result in a violation of Sanctions by any Person (including Cowen).

(C)	For the past five (5) years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any direct or indirect dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject of Sanctions or any country or territory that, at the time of the dealing or transaction is or was the subject of a U.S. government embargo.

(tt) Sales of Ordinary Shares. Except as described in the Prospectus, the Company has not sold or issued any Ordinary Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(uu) ERISA. Except as would not have a Material Adverse Effect, the Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(vv) Jurisdiction. The Company has the power to submit, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 16 hereof.

(ww) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the Settlement Dates, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xx) Brokers. Except for Cowen, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(yy) No Outstanding Loans or Other Indebtedness. Except as described in the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of them.

(zz) No Reliance. The Company has not relied upon Cowen or legal counsel for Cowen for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(aaa) FINRA Exemption. To enable Cowen to rely on Rule 5110(b)(7)(C)(i) of FINRA, the Company represents that the Company (i) has a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) has been subject to the Exchange Act reporting requirements for a period of at least 36 months.

(bbb) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

Any certificate signed by an officer of the Company and delivered to Cowen or to counsel for Cowen shall be deemed to be a representation and warranty by the Company to Cowen as to the matters set forth therein.

The Company acknowledges that Cowen and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to Cowen, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

7.                Covenants of the Company. The Company covenants and agrees with Cowen that:

(a)  Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by Cowen under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), (i) the Company will notify Cowen promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon Cowen’s request, any amendments or supplements to the Registration Statement or Prospectus that, in Cowen’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by Cowen (provided, however, that the failure of Cowen to make such request shall not relieve the Company of any obligation or liability hereunder, or affect Cowen’s right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to Cowen within a reasonable period of time before the filing and Cowen has not reasonably objected thereto (provided, however, that (i) the failure of Cowen to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect Cowen’s right to rely on the representations and warranties made by the Company in this Agreement, (ii) the Company has no obligation to provide Cowen any advance copy of such filing or to provide Cowen an opportunity to object to such filing if the filing does not name Cowen and does not relate to the transaction herein, and (iii) the only remedy that Cowen shall have with respect to the failure by the Company to provide Cowen with such copy or the filing of such amendment or supplement despite Cowen’s objection shall be to cease making sales under this Agreement) and the Company will furnish to Cowen at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act, and (v) during the term of this Agreement, the Company will notify Cowen if at any time the Registration Statement shall no longer be effective as a result of the passage of time pursuant to Rule 415 under the Securities Act or otherwise. Prior to the initial sale of any Placement Shares, the Company shall file a final Prospectus Supplement pursuant to Rule 424(b) relating to the Placement Shares.

(b) Notice of Commission Stop Orders. The Company will advise Cowen, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by Cowen under the Securities Act with respect to a pending sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates (taking into account any extensions available under the Exchange Act) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify Cowen to suspend the offering of Placement Shares during such period and the Company will promptly as practicable amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, that, the Company may delay the filing of any amendment or supplement, if in the judgment of the Company, it is in the best interest of the Company, during which time of delay of Cowen shall be under no obligation to make any sales of Placement Shares hereunder.

(d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by Cowen under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on Nasdaq and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as Cowen reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e) Delivery of Registration Statement and Prospectus. The Company will furnish to Cowen and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as Cowen may from time to time reasonably request and, at Cowen’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to Cowen to the extent such document is available on EDGAR.

(f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay the following expenses all incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, and of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees (provided, however, that any fees or disbursements of counsel for Cowen in connection therewith shall be paid by Cowen except as set forth in (vii) below), (iv) the printing and delivery to Cowen of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on Nasdaq, (vi) the filing fees and expenses, if any, of the Commission, (vii) the reasonable fees and disbursements of Cowen’s counsel in an amount not to exceed $75,000.

(h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i) Notice of Other Sales. During the pendency of any Placement Notice given hereunder, and for five (5) Trading Days following the termination of any Placement Notice given hereunder, the Company shall provide Cowen notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Ordinary Shares (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Ordinary Shares, warrants or any rights to purchase or acquire Ordinary Shares; provided, that such notice shall not be required in connection with (i) the issuance, grant or sale of Ordinary Shares, options to purchase Ordinary Shares or Ordinary Shares issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets, (iii) the issuance or sale of Ordinary Shares pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to Cowen in advance, (iv) the issuance of any Ordinary Shares issuable upon the exchange, conversion or redemption of securities or the exercise of warrants, options or other rights in effect or outstanding or (v) Ordinary Shares or securities convertible into or exercisable for Ordinary Shares, offered and sold in a privately negotiated transaction and not for capital raising purposes to vendors, customers, strategic partners or potential strategic partners and otherwise conducted in a manner so as not to be integrated with the offering of Ordinary Shares hereby. Notwithstanding the foregoing provisions, nothing herein shall be construed to restrict the Company’s ability to file a registration statement under the Securities Act or require notice to Cowen with respect thereto.

(j) Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice, advise Cowen promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to Cowen pursuant to this Agreement.

(k) Due Diligence Cooperation. During the term of this Agreement, the Company will reasonably cooperate with any reasonable due diligence review conducted by Cowen or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as Cowen may reasonably request.

(l) Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through Cowen, the Net Proceeds to the Company and the compensation payable by the Company to Cowen with respect to such Placement Shares (provided that the Company may satisfy this obligation by effecting a filing in accordance with the Exchange Act with respect to such information), and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(m) Representation Dates; Certificate. On or prior to the First Delivery Date and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(l) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) files a report on Form 8-K containing amended financial information (other than an earnings release) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”); the Company shall furnish Cowen with a certificate, in the form attached hereto as Exhibit 7(m) within three (3) Trading Days of any Representation Date if requested by Cowen. The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide Cowen with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or Cowen sells any Placement Shares, the Company shall provide Cowen with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

(n) Legal Opinions. On or prior to the First Delivery Date and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause to be furnished to Cowen written opinions of McDermott Will & Emery LLP and Meitar Liquornik Geva Leshem Tal (“Company Counsel”), or other counsel satisfactory to Cowen, in form and substance satisfactory to Cowen and its counsel, dated the date that the opinions are required to be delivered, respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, each counsel may furnish Cowen with a letter (a “Reliance Letter”) to the effect that Cowen may rely on a prior opinion delivered under this Section 7(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(o) Comfort Letter. On or prior to the First Delivery Date and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause its independent accountants to furnish Cowen letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to Cowen, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to Cowen in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares or (ii) sell, bid for, or purchase the Ordinary Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Placement Shares other than Cowen; provided, however, that the Company may bid for and purchase ordinary shares in accordance with Rule 10b-18 under the Exchange Act.

(q) Insurance. The Company and its subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for the business for which it is engaged.

(r) Compliance with Laws. The Company and each of its subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable Environmental Laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to result in a Material Adverse Effect.

(s) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(t) Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(u) No Offer to Sell. Other than the Prospectus, as supplemented, or a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance by the Company and Cowen in its capacity as principal or agent hereunder, neither Cowen nor the Company (including its agents and representatives, other than Cowen in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Ordinary Shares hereunder.

(v) Sarbanes-Oxley Act. The Company and its subsidiaries will use their best efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(w) Emerging Growth Company Status. The Company will promptly notify Cowen if the Company ceases to be an Emerging Growth Company at any time prior to December 31, 2020.

8.                Conditions to Cowen’s Obligations. The obligations of Cowen hereunder with respect to a Placement Notice will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by Cowen of a due diligence review satisfactory to Cowen in its reasonable judgment, and to the continuing satisfaction (or waiver by Cowen in its sole discretion) of the following additional conditions:

(a)  Registration Statement Effective. The Registration Statement shall be effective and shall be available for the sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b)  No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)  No Misstatement or Material Omission. Cowen shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in Cowen’s reasonable opinion is material, or omits to state a fact that in Cowen’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)  Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect, or any downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of Cowen (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(e)  Company Counsel Legal Opinions. Cowen shall have received the opinions of Company Counsel required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such opinions are required pursuant to Section 7(n).

(f)  Cowen Counsel Legal Opinion. Cowen shall have received from Cooley LLP, counsel for Cowen, such opinion or opinions, on or before the date on which the delivery of the Company Counsel legal opinions is required pursuant to Section 7(n), with respect to such matters as Cowen may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(g)  Comfort Letter. Cowen shall have received the Comfort Letter required to be delivered pursuant to Section 7(o) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(o).

(h)  Representation Certificate. Cowen shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(i)  Secretary’s Certificate. On or prior to the First Delivery Date, Cowen shall have received a certificate, signed on behalf of the Company by its corporate Secretary, in form and substance satisfactory to Cowen and its counsel.

(j)  No Suspension. Trading in the Ordinary Shares shall not have been suspended on Nasdaq.

(k)  Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to Cowen such appropriate further information, certificates and documents as Cowen may have reasonably requested. All such opinions, certificates, letters and other documents shall have been in compliance with the provisions hereof. The Company will furnish Cowen with such conformed copies of such opinions, certificates, letters and other documents as Cowen shall have reasonably requested.

(l)  Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(m)  Approval for Listing. The Placement Shares shall either have been (i) approved for listing on Nasdaq, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on Nasdaq at, or prior to, the issuance of any Placement Notice.

(n)  No Termination Event. There shall not have occurred any event that would permit Cowen to terminate this Agreement pursuant to Section 11(a).

(o)  IIA Consent. The Company shall have received the consent of the IIA in connection with the offering of the Placement Shares.

9.                Indemnification and Contribution.

(a)  Company Indemnification. The Company agrees to indemnify and hold harmless Cowen, the directors, officers, partners, employees and agents of Cowen and each person, if any, who (i) controls Cowen within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with Cowen (a “Cowen Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which Cowen, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Placement Shares under the securities laws thereof or filed with the Commission, or (y) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission made in reliance upon and in conformity with the Agent’s Information. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)  Cowen Indemnification. Cowen agrees to indemnify and hold harmless the Company and its directors and each officer of the Company that signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Agent’s Information.

(c)  Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify in writing each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party after they are incurred but no later than 30 days after the indemnifying party’s receipt of a written invoice of such expenses detailing such fees, disbursements and other charges. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

(d)  Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or Cowen, the Company and Cowen will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than Cowen, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and Cowen may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and Cowen on the other. The relative benefits received by the Company on the one hand and Cowen on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by Cowen from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and Cowen, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Cowen, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Cowen agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), Cowen shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of Cowen, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

10.            Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of Cowen, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

11.            Termination.

(a)  Cowen shall have the right by giving written notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect has occurred that, in the reasonable judgment of Cowen, may materially impair the ability of Cowen to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(m), 7(n), or 7(o), Cowen’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty (30) days from the date such delivery was required; or (iii) any other condition of Cowen’s obligations hereunder is not fulfilled, or (iv) any suspension or limitation of trading in the Placement Shares or in securities generally on Nasdaq shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Representations and Agreements to Survive Delivery), Section 16 (Applicable Law; Consent to Jurisdiction), Section 17 (Waiver of Jury Trial) and Section 18 (Judgement Currency) hereof shall remain in full force and effect notwithstanding such termination. If Cowen elects to terminate this Agreement as provided in this Section 11(a), Cowen shall provide the required notice as specified in Section 12 (Notices).

(b)  The Company shall have the right, by giving five (5) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 16, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(c)  Cowen shall have the right, by giving five (5) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 16, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(d)  Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through Cowen on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g), Section 9, Section 10, Section 16, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(e)  This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 16, Section 17 and Section 18 shall remain in full force and effect.

(f)  Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by Cowen or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

12.            Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to Cowen, shall be delivered to Cowen at Cowen and Company, LLC, 599 Lexington Avenue, New York, NY 10022, fax no. 646-562-1124, Attention: General Counsel, with a copy to Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, fax no. (212) 479-6275, Attention: Daniel I. Goldberg; or if sent to the Company, shall be delivered to Intec Pharma Ltd., 12 Hartom St., Har Hotzvim, Jerusalem, Israel fax no. 972-77-4701797, attention: Nir Sassi with a copy to McDermott Will & Emery LLP 340 Madison Avenue, New York, NY 10173-1922, fax no. 212 547 5444, attention: Gary Emmanuel. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day (as defined below), or, if such day is not a Business Day on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid) and (iv) when delivered by electronic communication (“Electronic Notice”), at the time the party sending Electronic Notice receives written verification of receipt by the receiving party, other than via auto reply. For purposes of this Agreement, “Business Day” shall mean any day on which the Nasdaq and commercial banks in the City of New York are open for business.

13.            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and Cowen and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that Cowen may assign its rights and obligations hereunder to an affiliate of Cowen without obtaining the Company’s consent.

14.            Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Ordinary Shares.

15.            Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and Cowen. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

16.            Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company has irrevocably appointed Intec Pharma, Inc., which currently maintains an office at 3 Columbus Circle, 15th Floor, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York, United States of America. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

17.            Waiver of Jury Trial. The Company and Cowen each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

18.            Judgement Currency. The obligations of the Company pursuant to this Agreement in respect of any sum due to the Cowen shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by Cowen of any sum adjudged to be so due in such other currency, on which Cowen may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to Cowen in United States dollars hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify Cowen against such loss. If the United States dollars so purchased are greater than the sum originally due to Cowen hereunder, Cowen agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to Cowen hereunder. All payments made or deemed to be made by the Company under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of the State of Israel, any other jurisdiction from or through which payment is made, or, in each case, any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt Cowen, its officers and employees and each person controlling Cowen, as the case may be, of the amounts that would otherwise have been receivable in respect thereof.

19.            Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)  Cowen has been retained solely to act as sales agent in connection with the sale of the Placement Shares and that no fiduciary, advisory or agency relationship between the Company and Cowen has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether Cowen has advised or is advising the Company on other matters;

(b)  the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)  the Company has been advised that Cowen and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that Cowen has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)  the Company waives, to the fullest extent permitted by law, any claims it may have against Cowen, for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that Cowen shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, partners, employees or creditors of the Company.

20.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission or other means of electronic transmission.

21.            Definitions. As used in this Agreement, the following term has the meaning set forth below:

(a)  “Agent’s Information” means, solely the following information in the Prospectus: the third sentence of the eighth paragraph under the caption “Plan of Distribution” in the Prospectus.

(b) “Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company and Cowen, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and Cowen.

Very truly yours,

COWEN AND COMPANY, LLC

By:	/s/ Michael Murphy
Name: Michael Murphy
Title: Managing Director

ACCEPTED as of the date
first-above written:

INTEC PHARMA LTD.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer

SCHEDULE 1

form of PLACEMENT NOTICE

From:	[ ]

Cc:	[ ]

To:	[ ]

Subject: Cowen at the Market Offering—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement between Intec Pharma Ltd. (the “Company”), and Cowen and Company, LLC (“Cowen”) dated [ ] (the “Agreement”), I hereby request on behalf of the Company that Cowen sell up to [ ] of the Company’s ordinary shares, no par value per share, at a minimum market price of $_______ per share. Sales should begin on the date of this Notice and shall continue until [DATE] [all shares are sold].

SCHEDULE 2

Placement Notice Individuals

The Company

Jeffrey Meckler, Chief Executive Officer

Nir Sassi, Chief Financial Officer

Cowen and Company, LLC

Michael Murphy

Sam Herzig

Bill Follis

SCHEDULE 3

Compensation

Cowen shall be paid compensation equal to 3.0 % of the gross proceeds from the sales of Ordinary Shares pursuant to the terms of this Agreement.

Exhibit 7(m)

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected _______________________, of Intec Pharma Ltd., a company organized and existing under the laws of the State of Israel, public company number 513022780 (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement dated February [__], 2019 (the “Sales Agreement”) between the Company and Cowen and Company, LLC, that to the best of the knowledge of the undersigned.

(i)       The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii)       The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

By:
Name:
Title:

Date: